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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

GLOBAL CROSSING AIRLINES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56409	86-2226137
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

4200 NW 36th Street, Building 5A

Miami International Airport
Miami, FL 33166

(Address of Principal Executive Office) (Zip Code)

(786) 751-8503

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Securities registered pursuant to Section 12(g) of the Act:

Common stock, par value $0.001
Class B non-voting common stock, par value $0.001

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On August 14, 2026, T. Allan McArtor submitted to Global Crossing Airlines Group Inc. (the “Company”) his notice of resignation from the Board of Directors (the “Board”) of the Company, effective August 14, 2026. Although retired from the Board, Mr. McArtor will remain with the Company in the role of Senior Advisor to the Executive Chairman.

(d)
On August 11, 2026, the Board of the Company appointed David Sandberg to serve as a director on the Board of the Company, effective immediately, with a term expiring at the Company’s next Annual Meeting of Stockholders. Mr. Sandberg, age 54, founded Red Oak Partners, LLC (“Red Oak”) in 2003, and he currently serves as Red Oak’s Chief Investment Officer. Prior to founding Red Oak, Mr. Sandberg co-managed private equity firm JH Whitney’s $300 million Green River hedge fund until 2002. Mr. Sandberg currently serves as the Chairman of the Board of CBA Florida, Inc. Mr. Sandberg is a graduate of Carnegie Mellon University with a B.S. in Industrial Management and a B.A. in Economics in 1994.

The Board has not yet determined committee assignments for Mr. Sandberg.

As the managing member of Red Oak, Mr. Sandberg may be deemed to beneficially own the shares of the Company’s common stock held by The Red Oak Fund, L.P. and The Red Oak Long Fund, L.P., each of which is a beneficial owner of the Company’s common stock as further described in the most recent Schedule 13D/A filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2025.

Mr. Sandberg’s compensation for service as a non-employee director will be consistent with that of the Company’s other non-employee directors. The non-employee director compensation program is described under the caption “Director Compensation” in the definitive proxy statement filed with the SEC on October 28, 2025.

Item 9.01	Exhibits
Exhibit No.	Name
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CROSSING AIRLINES GROUP INC.

Date: August 17, 2026	By:	/s/ Ryan Goepel
Name: Ryan Goepel Title: President and Chief Financial Officer